Note 16 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

NOTE 16. COMMITMENTS AND CONTINGENCIES

Operating Lease Agreements – Operating lease commitments include the commitments under the lease agreements for the Group’s office premises. The Group leases thirteen office facilities throughout China under non-cancelable operating leases with various expiration dates. The amounts of commitments for non-cancelable operating leases in effect at December 31, 2015, were as follows:

	Chinese Yuan (Renminbi)	U.S. Dollars
2016	¥7,622,851	$1,176,766
2017	3,709,735	572,684
2018	2,030,586	313,468
2019	2,114,901	326,484
2020	533,995	82,435
Total	¥16,012,068	$2,471,837

The Group incurred rental expense of RMB8,984,026, RMB8,688,546 andRMB9,097,281(US$1,404,378) for the years ended December 31, 2013, 2014 and 2015, respectively. All lease agreements have different lease periods, ranging from 1 year to 5 years.

Software Infringement Indemnity – Standard software license agreements contain an infringement indemnity clause under which the Company agrees to indemnify and hold harmless customers and business partners against liability and damages arising from claims of various copyright or other intellectual property infringements by their software products. The terms constitute a form of guarantee that is subject to the provision.

We estimate the fair value of our indemnification obligations as insignificant, based on our historical experience concerning product and patent infringement claims. Accordingly, we have no liabilities recorded for indemnification under these agreements as of December 31, 2014 and 2015.

Litigation –The Group from time to time is involved in disputes and litigation arising out of the normal course of business. On October 19, 2011, the plaintiff, Microsoft Corporation, filed four software copyright infringement claims against eFuture Beijing at Wuhan Intermediate People’s Court. On December 4, 2012, the Wuhan Intermediate People’s Court rendered four court judgments against eFuture Beijing. The four court judgments awarded Microsoft monetary damages as well as reimbursement of the legal expenses and reasonable expenses of RMB3,944,898 in total. On March 28, 2013, eFuture Beijing entered into a confidential dispute settlement (the “Settlement Agreement”) with Microsoft Corporation in respect to Microsoft’s claims of product infringement against the Company. The settlement resolved all claims between the parties and the amount of the settlement was lower than the judgment previously awarded to Microsoft Corporation. The Group made provision of such obligations under the Settlement Agreement as of December 31, 2012. It was paid in 2013.

Uncertain tax position –In November, 2015, the Beijing tax authority conducted a tax inspection on our wholly owned subsidiary, eFuture (Beijing) Royalstone Information Technology Inc. ("eFuture Beijing") for the period from 2004 to 2014. Due to the timing difference between financial reporting and tax reporting regarding the realization of income from revenue and advance payments from customers, the Beijing tax authority has taken the position that eFuture Beijing failed, under local tax regulations, to recognize income and, therefore timely make tax payments. In our previously filed US financial statements, we have provided adequate provisions for the unpaid taxes and there was no significant impact on the financial position of the Company. The Beijing tax authority has not yet issued any decision regarding the payment deadline of any unpaid tax or the amount of fine and late payment fees (if any), therefore, the Group has made nil provision.

The Group was not aware of any potential unasserted claims that would have a material effect on the Group’s financial condition or results of operations.